UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2004

NTS-PROPERTIES VI,
A MARYLAND LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Maryland	0-14695	61-1066060
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Incorporation)
Incorporation

10172 Linn Station Road,
Louisville, Kentucky 40223
(Address of Principal Executive Offices)

(502) 426-4800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. Regulation FD Disclosure.

        On March 3, 2004, NTS-Properties Associates VI, the general partner of NTS-Properties VI, a Maryland limited partnership, sent a notice to limited partners regarding a mini-tender offer by CMG Partners, LLC. A copy of the notice is attached to this current report on Form 8-K as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS-PROPERTIES VI, A MARYLAND LIMITED PARTNERSHIP

By:	NTS-Properties Associates VI,
General Partner,
By: NTS Capital Corporation,
General Partner

By: /s/ Gregory A. Wells

Gregory A. Wells
Senior Vice President and Chief Financial Officer of NTS Capital Corporation

Date: March 3, 2004